SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 12, 1997



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-20879                   95-4580642
(State or other jurisdiction     (Commission File            (IRS Employer
     of incorporation)                Number)               Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
                -------------------------------------------------
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
                                                           ---------------

                                Mar Ventures Inc.
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.
        -------------

     Press Release. The press release of the Registrant dated November 12, 1997, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.
         ----------------------------------

         (c) Exhibits.
             ---------

                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Press release dated November 12, 1997.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 12, 1997                    PYR ENERGY CORPORATION



                                            By:   /s/  D. Scott Singdahlsen
                                                 -------------------------------
                                                       D. Scott Singdahlsen
                                                       President